UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 1, 2017

Patheon N.V.
(Exact Name of Registrant as Specified in its Charter)

The Netherlands	001-37837	98-1153534
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Evert van de Beekstraat 104
1118, CN, Amsterdam Schiphol
The Netherlands
(Address of Registrant’s Principal Executive Offices and Zip Code)

+31 (0)20 622 3243
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01    Completion of Acquisition or Disposition of Assets.

On February 1, 2017, a subsidiary of Patheon N.V. (“Patheon” or the “Company”) completed the previously announced acquisition (the “Acquisition”) of an active pharmaceutical ingredients (API) manufacturing facility located in Florence, South Carolina from Roche Holdings, Inc. (“Roche”), a subsidiary of Hoffmann-La Roche Ltd., pursuant to the terms of a Stock Purchase Agreement, dated November 25, 2016, by and among DPI Newco LLC, a wholly-owned indirect subsidiary of the Company, Roche Carolina Inc., Roche and Patheon Holdings I B.V., solely for the purposes of Article XII thereof (the “Purchase Agreement”).  Pursuant to the terms and subject to the conditions of the Purchase Agreement, Patheon acquired all of the issued and outstanding stock of Roche Carolina Inc., which owns the facility, for $1,000,000, plus a payment for certain associated inventory and certain spare parts. Roche provided or set aside in escrow funds to satisfy certain accounts payable, capital expenditure and other liabilities of the facility.

In connection with the closing of the Acquisition, Roche Carolina Inc.’s name has been changed to Patheon API Inc.

The foregoing description of the Acquisition and the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

On February 1, 2017, the Company issued a press release announcing the completion of the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 8.01    Other Information

On February 1, 2017, Patheon issued a press release announcing the completion of the Acquisition. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. The financial information required by this item will be filed pursuant to an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information. The pro forma financial information required by this item will be filed pursuant to an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of this Current Report on Form 8-K was required to be filed.

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated November 25, 2016, by and among DPI Newco LLC, Roche Carolina Inc., Roche Holdings, Inc., and Patheon Holdings I B.V., solely for the purposes of Article XII thereof*

99.1	Press Release, dated February 1, 2017

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Patheon N.V. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATHEON N.V.

By:	/s/ Eric Sherbet
Name:	Eric Sherbet
Title:	General Counsel and Secretary

Date: February 1, 2017

Exhibit Index

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated November 25, 2016, by and among DPI Newco LLC, Roche Carolina Inc., Roche Holdings, Inc., and Patheon Holdings I B.V., solely for the purposes of Article XII thereof

99.1	Press Release, dated February 1, 2017